Exhibit (10)(7)

AMENDMENT TO

DISTRIBUTION SERVICES AGREEMENT

This Amendment (the “Amendment”) to the Distribution Services Agreement (the “Agreement”) dated as of April 3, 2013, as amended from time to time, by and among Direxion Shares ETF Trust II (the “Trust”), Asset Management, LLC (“Adviser”), Direxion Asset Management, LLC (the “Sponsor”) and Foreside Fund Services, LLC (“Foreside”) is hereby entered into as of December 17, 2013 (the “Effective Date”).

WHEREAS, the parties desire to amend Exhibit B of the Agreement to disclose the total fee payable to Foreside during the three year period of the offering; and

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the parties;

NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.	Exhibit B to the Agreement is hereby amended and restated as provided on Appendix A attached hereto.

2.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.	All other terms and conditions of the Agreement remain in effect and are hereby incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

DIREXION ASSET MANAGEMENT, LLC	FORESIDE FUND SERVICES, LLC

By:	By:
Name:		Mark Fairbanks, President
Title:

DIREXION SHARES ETF TRUST II

By:
Name:
Title:

Appendix A

Exhibit B

Fee Schedule

One –time Fees	Amount
Setup fee to include (i) establishment of AP agreements; (ii) advertising review framework/training; and (iii) technology requirements.	$15,000 (WAIVED)

Recurring Fees	Rate
(i) Trust registrant base fee	$50,000 per annum, billed monthly
(ii) Fund base fee (each a series within the Trust)	$5,000 per annum billed monthly

The total compensation paid to the Distributor over the three year period of the offering shall not exceed $330,000.